                      AMENDED, RESTATED, AND CONSOLIDATED
                              SECURITY AGREEMENT
                              ------------------

          THIS AMENDED, RESTATED, AND CONSOLIDATED SECURITY AGREEMENT (this "Agreement") is entered into as of July 19, 2000, among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill") PRANDIUM, INC., a Delaware corporation formerly known as Family Restaurants, Inc. ("Prandium"), FRI-MRD CORPORATION, a Delaware corporation ("FRI-MRD"), FRI-ADMIN CORPORATION, a Delaware corporation ("FRI-Admin"), KOO KOO ROO, INC., a Delaware corporation ("KKR"), THE HAMLET GROUP, INC., a California corporation ("HGI"), and each of the Subsidiaries of Borrower (as hereinafter defined) identified on the signature pages hereto (individually and collectively, the "Subsidiary Guarantors"; together with Prandium, FRI-MRD, FRI-Admin, KKR, and HGI, each, a "Guarantor," and collectively, the "Guarantors"), in light of the following:

          WHEREAS, Borrower, Guarantors, Foothill, and the other parties thereto are parties to that certain Loan and Security Agreement, dated as of January 10, 1997 (as amended, modified, and otherwise supplemented through the date hereof, the "Existing Loan Agreement");

          WHEREAS, pursuant to the terms and conditions of the Existing Loan Agreement, (a) Prandium and Foothill entered into that certain Security Agreement, dated as of January 10, 1997 (the "Prandium Security Agreement"); (b) FRI-MRD and Foothill entered into that certain Security Agreement, dated as of January 10, 1997 (the "FRI-MRD Security Agreement"); (c) FRI-Admin and Foothill entered into that certain Security Agreement, dated as of January 10, 1997 (the "FRI-Admin Security Agreement"); (d) the Subsidiary Guarantors and Foothill entered into that certain Security Agreement, dated as of January 10, 1997 (the "Subsidiary Security Agreement"); (e) KKR and Foothill entered into that certain Security Agreement, dated as of October 30, 1998 (the "KKR Security Agreement"); and (f) HGI and Foothill entered into that certain Security Agreement, dated as of October 30, 1998 (the "HGI Security Agreement"; together with the Prandium Security Agreement, the FRI-MRD Security Agreement, the FRI-Admin Security Agreement, the Subsidiary Security Agreement, and the KKR Security Agreement, collectively, the "Existing Security Agreements"); and

          WHEREAS, Borrower, Guarantors, and Foothill desire to amend and restate the Existing Loan Agreement in its entirety as provided in that certain Amended and Restated Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement"), it being understood that no repayment of the obligations under the Existing Loan Agreement is being effected thereby, but merely an amendment and restatement in accordance with the terms thereof; and

          WHEREAS, pursuant to the Loan Agreement and as one of the conditions thereof, Guarantors and Foothill have agreed to amend, restate, and consolidate the Existing Security Agreements in their entirety as provided in this Agreement, it being understood that no satisfaction of the obligations under the Existing Security Agreements is being effected hereby, but merely an amendment, restatement, and consolidation in accordance with the terms hereof.

          NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Foothill and Guarantors agree as follows:

1.  DEFINITIONS AND CONSTRUCTION.

     1.1  Definitions. All capitalized terms used herein and not otherwise
          -----------
defined herein shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following definitions:

          "Accounts" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to any Guarantor arising out of the sale, license, or lease of goods or the rendition of services by such Guarantor, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

          "Acquired Indebtedness" means Indebtedness of a Person that exists at the time such Person becomes a Restricted Subsidiary of Prandium or that is assumed by Prandium or any Restricted Subsidiary in connection with the acquisition of assets from such Person, and, in any such case, is not incurred by such Person in connection with, or in anticipation of, such Person becoming a Restricted Subsidiary of Prandium or in connection with, or in anticipation of, the acquisition of assets from such Person.

          "Agreement" means this Amended, Restated, and Consolidated Security Agreement and any extensions, riders, supplements, notes, amendments, or modifications to or in connection with this Amended, Restated, and Consolidated Security Agreement.

          "Borrower" means Chi-Chi's, Inc., a Delaware corporation.

          "Code" means the California Uniform Commercial Code.

          "Collateral" means each of the following: the Accounts; Guarantor's Books; the Equipment; the General Intangibles; the Inventory; the Investment Property, the Negotiable Collateral; any money, or other assets of any Guarantor which now or hereafter come into the possession, custody, or control of Foothill; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Guarantor's Books, Equipment, General Intangibles, Inventory, Investment Property Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; provided, however, that the Pledged HGI Collateral and the proceeds or products thereof shall not constitute Collateral.

          "Equipment" means all of any Guarantor's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, and any interest of any Guarantor in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

          "Event of Default" has the meaning ascribed to it in Section 6.
                                                               ---------

          "Excluded Contract Right" means, with respect to any Guarantor, and with respect to any contract to which such Guarantor is a party, a right or privilege of such Guarantor under such contract, or an obligation due to such Guarantor under such contract, that: (a) In the case of a More Important Contract, arises under a contract described on Schedule E-2 to the Loan
                                               ------------
Agreement; or (b) In the case of a Less Important Contract, (i) does not consist of the right of such Guarantor to receive a payment, or an obligation due to such Guarantor with respect to a payment, and (ii) is, by the express terms of such contract, subject to a restriction on assignability that prohibits the pledge, hypothecation, mortgage, encumbrance, or grant of a Lien on same, if such restriction is enforceable, and if the breach of such restriction by such Guarantor would constitute a material breach of such contract sufficient to give rise to a right on the part of another party to such contract to terminate such contract or to impose liability for not insignificant damages upon such Guarantor for breach of such contract; provided that the proceeds of any disposition of any Excluded Contract Right shall not constitute an Excluded Contract Right, and any such proceeds shall be subject to Foothill's security interest.

          "General Corporate Purposes" means, with respect to any transfer or disposition of Collateral by Prandium or any Restricted Subsidiary (other than FRI-MRD or any of its Subsidiaries), a transfer or disposition made for general corporate purposes of such Person reasonably related to (a) its ownership, operation, management, or conduct of restaurant businesses and other businesses reasonably related or incidental thereto, (b) ownership of its Subsidiaries to the extent that such Subsidiaries are engaged in the ownership, operation, management, or conduct of restaurant businesses and other businesses reasonably related or incidental thereto, (c) the recapitalization of Prandium or the restructuring of the Indebtedness of Prandium, (d) the payment of principal or interest owed by Prandium with respect to Senior Notes or Subordinated Notes, or
(e) the purchase, redemption, or retirement by Prandium of Senior Notes or Subordinated Notes.

          "General Intangibles" means all of any Guarantor's present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer discs or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, Investment Property, and Negotiable Collateral; provided that General Intangibles shall not include any Excluded Contract Right.

          "Guarantied Obligations" shall have the meaning ascribed to it in the Guaranty.

          "Guarantors' Books" means all of any Guarantor's books and records, including: ledgers; records indicating, summarizing, or evidencing such Guarantor's properties or assets (including the Collateral) or liabilities; all information relating to such Guarantor's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, or other computer prepared information in respect of such books and records.

          "Guarantor" and "Guarantors" have the meanings ascribed thereto in the preamble to this Agreement.

          "Guaranty" means the Amended, Restated, and Consolidated General Continuing Guaranty of Guarantors to Foothill of even date herewith.

          "Inventory" means all present and future inventory in which any Guarantor has any interest, including goods held for sale, license, or lease or to be furnished under a contract of service and all of any Guarantor's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

          "Investment Property" means "investment property" as that term is defined in the Code (including the shares of stock of Subsidiaries of any Guarantor, other than the shares of stock HGI owned by FRI-MRD).

          "Less Important Contract" means, with respect to any Guarantor, a contract to which such Guarantor is a party that is not a More Important Contract.

          "Loan Agreement" means that certain Amended and Restated Loan and Security Agreement, dated as of even date herewith, among Borrower, Guarantors, and Foothill.

          "Material Adverse Collateral Change" means (a) a material and adverse decline in (i) the value of the Collateral (exclusive of the Stock of Subsidiaries of any Guarantor and exclusive of dispositions of the Collateral that are Permitted Dispositions), or (ii) the amount that Foothill would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (b) a material impairment of the priority of Foothill's Liens with respect to such Collateral, in each case, other than as the proximate result of the action or inaction of Foothill.

          "More Important Contract" means, with respect to any Guarantor, a contract to which such Guarantor is a party: (a) the material breach of which by such Guarantor could give rise to a claim against such Guarantor that is material in relation to Guarantor's financial condition; or (b) the termination of which could interfere substantially with the ongoing operations, businesses, or prospects of such Guarantor.

          "Negotiable Collateral" means all of any Guarantor's present and future letters of credit, notes, drafts, instruments, documents, personal property leases (wherein Guarantor is the lessor), chattel paper, and Guarantors' Books relating to any of the foregoing.

          "Permitted Disposition" means, (a) with respect to FRI-MRD or any of its Subsidiaries, `Permitted Disposition' as defined in the Loan Agreement, and
(b) with respect to Prandium or any of its Restricted Subsidiaries (other than FRI-MRD or any of its Subsidiaries), a transfer or other disposition of Collateral provided that (i) no Triggering Event exists, (ii) such transfer or disposition would not result in the breach of any covenant contained in any Loan Document to which Prandium or such Restricted Subsidiary is a party or by which Prandium or such Restricted Subsidiary has agreed to be bound (including, Section 21(d) of the Guaranty), (iii) the transfer or disposition is for General Corporate Purposes of Prandium or such Restricted Subsidiary, and (iv) such transfer or disposition is not a transfer or disposition of any real property or interest in real property which is subject to any mortgage or deed of trust in favor of Foothill without the prior written consent of Foothill.

          "Permitted Liens" means, with respect to assets of any Guarantor or their respective Subsidiaries (other than the Unrestricted Subsidiaries of Prandium): (a) Liens granted to Foothill or any assignee under the Loan Documents; (b) Liens for unpaid taxes, assessments, and government charges that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests; (c) Liens set forth on Schedule P-1 of the Loan Agreement, (d) (i) the
                                 ------------
interests of lessors or lessees under operating leases and subleases, and (ii) the interests of licensees or franchisees under licenses or franchises of Borrower Intellectual Property to the extent constituting an Ordinary Course Disposition under clause (e) of the definition of Ordinary Course Disposition;
                  ----------
(e) with respect to Prandium and its Restricted Subsidiaries (other than FRI-MRD and its Subsidiaries) Liens securing purchase money Indebtedness or capital leases granted or entered into by Prandium or any such Subsidiary, other than in connection with the acquisition of a Person or the acquisition of assets not in the ordinary course of an existing business of Prandium or any such Restricted Subsidiary, provided, however, that such Lien only attaches to the asset
            --------  -------
purchased or acquired; (f) with respect to FRI-MRD and any of its Subsidiaries,
(i) Liens securing purchase money Indebtedness or capital leases permitted under

Section 7.1(g) of the Loan Agreement, so long as the Lien only attaches to the
--------------
asset purchased or acquired, or (ii) Acquisition Liens, (g) Liens arising by operation of law, incurred in the ordinary course of business of such Guarantor or any such Subsidiary, as the case may be, and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet due and payable, (ii) are the subject of Permitted Protests, or (iii) in the aggregate are de minimis in amount; (h) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance; (i) Liens or deposits to secure performance of bids, tenders, contracts or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of such Guarantor or such Restricted Subsidiary, as the case may be, and not in connection with the borrowing of money; (j) Liens arising by reason of security for surety or appeal bonds; (k) Liens of or resulting from any judgment or award that does not constitute an Event of Default hereunder; (l) with respect to the Headquarters Property, the Real Property Collateral and the Anaheim Property, Liens with respect thereto, that are exceptions to the commitments for title insurance issued in connection with the Headquarters Mortgage, the Mortgages, and the Anaheim Mortgage, as applicable, as accepted by Foothill at the time of such issuance, (m) with respect to any other Real Property, easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that do not materially interfere with or impair the use or operation thereof by such Guarantor or such Subsidiary, as the case may be; (n) other Liens imposed by operation of law that do not materially affect such Guarantor's or such Subsidiary's, as the case may be, ability to perform their respective obligations under the Loan Documents;
(o) replacement or continued Liens granted to a Person who provides refinancing or continuation of Indebtedness under any Permitted Lien; provided, that the replacement or continued Lien is limited to all or part of the properties or assets that secured the refinanced or continued Indebtedness; (p) existing mortgages or Liens disclosed in the most recent financial statements (or the notes thereto) of such Guarantor delivered to Foothill prior to the Closing Date; and (q) with respect to any acquisition after the Closing Date by such Guarantor or such Subsidiary, as the case may be, of any assets, or of any Person, any pre-existing Liens on such acquired assets or on the assets of such acquired Person to the extent and only to the extent that they secure Acquired Indebtedness.

          "Permitted Protest" means the right of any Guarantor or any Subsidiary of any Guarantor to protest any Lien (other than any such Lien that secures the Guarantied Obligations), tax (other than taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) if required in accordance with GAAP, a reserve with respect to such obligation is established on the books of such Guarantor or such Subsidiary, as applicable under the circumstances, in accordance with GAAP, and (b) any such protest is instituted and diligently prosecuted by such Guarantor or such Subsidiary, as applicable under the circumstances, in good faith.

          "Restricted Subsidiary" means any Subsidiary of Prandium (other than FRI-MRD and its Subsidiaries) that has not been designated by Prandium as an Unrestricted Subsidiary.

          "Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by any Guarantor to Foothill of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, any other Loan Document heretofore, herewith, or hereafter executed by any Guarantor, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all reasonable out-of-pocket costs, fees (including reasonable attorneys fees), and expenses which any Guarantor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "Unrestricted Subsidiary" means any Subsidiary of Prandium (other than FRI-MRD and its Subsidiaries) that is (a) now existing or hereafter created or acquired, and (b) designated in writing by Prandium to Foothill as an Unrestricted Subsidiary.

     1.2  Code. Any terms used in this Agreement which are defined in the Code
          -----
shall be construed and defined as set forth in the Code unless otherwise defined herein.

     1.3  Construction. Unless the context of this Agreement clearly requires
          -------------
otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in any of the other Loan Documents to this Agreement or any of the other Loan Documents shall include all alterations, amendments, restatements, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable. In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of Guarantor and supplemental rights and remedies in favor of Foothill, in each case in respect of the Collateral, shall not be deemed a conflict with the Loan Agreement.

     1.4  Schedules and Exhibits. All of the schedules and exhibits attached to
          -----------------------
this Agreement shall be deemed incorporated herein by reference.

2.  CREATION OF SECURITY INTEREST.

     2.1  Grant of Security Interest. Each Guarantor hereby grants to Foothill a
          ---------------------------
continuing security interest in all of its currently existing and hereafter acquired or arising Collateral in order to secure payment and performance of the Secured Obligations. Foothill's security interests in the Collateral shall attach to all Collateral without further act on the part of Foothill or any Guarantor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, no Guarantor has any authority, express or implied, to dispose of any item or portion of the Collateral other than Permitted Dispositions. Concurrent with the consummation of any Permitted Disposition, Foothill agrees to release its Liens on the subject property or asset (but not the proceeds from such Permitted Disposition).

     2.2  Negotiable Collateral. In the event that any Collateral, including
          ----------------------
proceeds, is evidenced by or consists of Negotiable Collateral (other than Collection items received by any Guarantor in the ordinary course of such Guarantor's business and deposited), such Guarantor shall, promptly upon the request of Foothill, deliver physical possession of such Negotiable Collateral to Foothill or its bailee to the extent required for Foothill to have a first priority perfected Lien thereon.

     2.3  [Intentionally omitted.]
          ------------------------

     2.4  Delivery of Additional Documentation Required. Each Guarantor shall
          ----------------------------------------------
execute, and deliver to Foothill, prior to or concurrently with such Guarantor's execution and delivery of this Agreement and at any time thereafter at the request of Foothill, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, mortgages, deeds of trust, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Foothill may reasonably request, in form satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

     2.5  Power of Attorney. Each Guarantor hereby irrevocably makes,
          ------------------
constitutes, and appoints Foothill (and any of Foothill's officers, employees, or agents designated by Foothill) as such Guarantor's true and lawful attorney, with power to: (a) if such Guarantor refuses to, or fails timely to execute and deliver any of the documents described in Section 2.4, sign the name of such
                                          -----------
Guarantor on any of the documents described in Section 2.4; (b) endorse such
                                               -----------
Guarantor's name on any Collection item that may come into Foothill's possession; (c) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Guarantor's policies of insurance and make all determinations and decisions with respect to such policies of insurance. The appointment of Foothill as each Guarantor's attorney, and each and every one of Foothill's rights and powers, being coupled with an interest, is irrevocable until all of the Secured Obligations have been fully and finally repaid and performed and Foothill's obligation to extend credit under the Loan Agreement is terminated.

     2.6  Right to Inspect. Prior to the time that an Event of Default has
          -----------------
occurred and is continuing or Foothill deems itself insecure, Foothill (through any of its officers, employees, or agents) shall have the right, from time to time hereafter upon reasonable prior notification to the applicable Guarantor and during normal business hours, to inspect any Guarantors' Books and the books and records of such Guarantor's Subsidiaries (other than the Unrestricted Subsidiaries of Prandium) and to check, test, and, subject to Section 2.11(d) of
                                                              ---------------
the Loan Agreement, appraise the Collateral in order to verify such Guarantor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral. After the time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, Foothill (through any of its officers, employees, or agents) shall have the right, from time to time thereafter, to inspect each Guarantor's and each Restricted Subsidiaries' Books and to check, test, and, subject to Section 2.11(d) of the Loan

Agreement, appraise the Collateral in order to verify each Guarantor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

3.  REPRESENTATIONS AND WARRANTIES.

          Each Guarantor represents and warrants on its own behalf and on behalf of its Subsidiaries (other than any Unrestricted Subsidiaries of Prandium) as follows:

     3.1  No Prior Encumbrances. Guarantors and such Subsidiaries own the
          ----------------------
Collateral, free and clear of Liens, except for Permitted Liens.

     3.2  Place of Business/Chief Executive Office; FEIN. On the Closing Date,
          -----------------------------------------------
the chief executive office of each Guarantor is at the address indicated in the first paragraph of the Loan Agreement. Each Guarantor's FEIN is set forth on
Schedule 3.2.
------------

     3.3  [Intentionally Omitted.]
          ------------------------

     3.4  [Intentionally Omitted.]
          ------------------------

     3.5  [Intentionally Omitted.]
          ------------------------

     3.6  Due Organization and Qualification. Each Guarantor is incorporated in
          -----------------------------------
the state listed below its name as it appears on the signature pages to this agreement, and it is and shall at all times hereafter be duly organized and existing and in good standing under the laws of such state and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified could reasonably be expected to have a material adverse effect on the business, operations, condition (financial or otherwise), or prospects of such Guarantor or on the value of the Collateral.

     3.7  Due Authorization; No Conflict. The execution, delivery, and
          -------------------------------
performance of this Agreement, the Guaranty, and any other Loan Document to which any Guarantor is a party are within such Guarantor's corporate powers, have been duly authorized, and are not in conflict with nor, constitute a breach of any provision contained in such Guarantor's Articles or Certificate of Incorporation or By-laws, nor will they constitute an event of default under any material agreement to which such Guarantor is now or may hereafter become a party.

     3.8  Litigation. There are no actions or proceedings pending against any
          -----------
Guarantor or any such Subsidiary before any court or administrative agency and no Guarantor nor any such Subsidiary has knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving any Guarantor or any such Subsidiary, except for: (a) matters existing as of the date hereof that (i) have claimed damages of less than $250,000, or, if no claimed damages, have estimated damages of less than $250,00 (assuming a determination adverse to such Guarantor or such Subsidiary, as applicable), and (ii) if decided adversely to such Guarantor or any such Subsidiary, would not materially impair the prospect of repayment of the Secured Obligations or materially impair the value or priority of Foothill's security interests in the Collateral, (b) matters disclosed on
Schedule 5.9 of the Loan Agreement; and (c) matters arising after the date
------------
hereof that, if decided adversely to such Guarantor or any such Subsidiary, would not materially impair the prospect of repayment of the Secured Obligations or materially impair the value or priority of Foothill's security interests in the Collateral.

     3.9  No Intent to Hinder Creditors. No transfer of property is being made
          ------------------------------
by any Guarantor and no obligation is being incurred by any Guarantor or any such Subsidiary in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Guarantor or any such Subsidiary.

     3.10  Reliance by Foothill; Cumulative. The warranties, representations,
           ---------------------------------
and agreements set forth herein shall be conclusively presumed to have been relied upon by Foothill and shall be cumulative and in addition to any and all other warranties, representations, and agreements which any Guarantor or any such Subsidiary shall now or hereinafter give, or cause to be given, to Foothill.

4.  AFFIRMATIVE COVENANTS.

          Each Guarantor covenants and agrees that, until payment in full of the Secured Obligations, and unless Foothill shall otherwise consent in writing, such Guarantor shall do all of the following:

     4.1  [Intentionally Omitted.]
          ------------------------

     4.2  [Intentionally Omitted.]
          ------------------------

     4.3  [Intentionally Omitted.]
          ------------------------

     4.4  [Intentionally Omitted.]
          ------------------------

     4.5  Taxes. Other than taxes of which any Guarantor is unaware or that in
          ------
the aggregate are de minimis, all assessments and taxes (including withholding taxes), whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against such Guarantor or any of its Subsidiaries (other than Unrestricted Subsidiaries of Prandium), or any of their properties, have been paid, and shall be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax (other than taxes that are the subject of a United States federal tax lien) is the subject of a Permitted Protest. Each Guarantor and its Subsidiaries (other than Unrestricted Subsidiaries of Prandium), upon request, shall furnish Foothill with proof reasonably satisfactory to Foothill indicating that such Guarantor and such Subsidiaries have made all due and timely payments or deposits of all such federal, state, and local taxes, assessments, or contributions required of them by law.

     4.6  Insurance.
          ---------

               (a) At its expense, keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Each Guarantor also shall maintain business interruption, public liability, product liability, and property damage insurance relating to their ownership and use of the Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation, in each case consistent with past practice; provided, however, that FRI-MRD and its Subsidiaries only shall be required to use their reasonable best efforts to maintain earthquake insurance, in amounts and subject to deductibles consistent with those ordinarily insured against by other similar companies in the same industry, so long as it is available at reasonable commercial rates. Foothill agrees that each Guarantor and its Subsidiaries may self-insure for workers compensation insurance, generally liability insurance, auto liability insurance, and health insurance, in each case, consistent with past practice and with a limit of up to $500,000 per occurrence.

               (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Foothill. Insurance policies covering property and assets against loss by fire, lightening, windstorm, hail, explosion, aircraft, smoke damage, earthquake, elevator collisions and other risks included under an "extended coverage" endorsement shall, with respect to hazard insurance and such other insurance as Foothill shall specify, contain a California Form 438BFU (NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Foothill, showing Foothill as a loss payee thereof as its interests may appear, and shall contain a waiver of warranties. All such insurance (with the exception of workers' compensation and health insurance policies) shall name Foothill as an additional insured as its interest may appear. Every policy of insurance referred to in this Section 4.6 (with the exception of workers' compensation and health
     -----------
insurance policies) shall contain an agreement by the insurer that it will not cancel such policy except after 10 days prior written notice to Foothill. Certified copies or originals of such policies or certificates thereof satisfactory to Foothill evidencing such insurance shall be delivered to Foothill prior to the expiration or the cancellation of the existing or preceding policies. Each Guarantor shall deliver to Foothill, upon the request of Foothill, evidence of the payment of all premiums for such policies of insurance.

     4.7  Foothill Expenses.  Guarantors, jointly and severally, shall
          -----------------
immediately and without demand reimburse Foothill for all sums expended by Foothill which constitute Foothill Expenses and Guarantors hereby authorize and approve all advances and payments by Foothill for items constituting Foothill Expenses.

     4.8  Control Agreement.  Each Guarantor, Foothill, and each applicable
          -----------------
financial intermediary shall enter into a control agreement that, among other things, provides that, from and after the giving of notice by Foothill to such financial intermediary, it shall take instructions solely from Foothill with respect to the applicable Securities Account and related securities entitlements. Foothill agrees that it will not give such notice unless a Triggering

Event has occurred. Each Guarantor agrees that it will not transfer assets out of any such Securities Accounts other than in the ordinary course of business or as otherwise permitted under the Loan Documents and, if to another financial intermediary, unless each of such Guarantor, Foothill, and the substitute financial intermediary have entered into a control agreement of the type described above. No arrangement contemplated hereby shall be modified by any Guarantor without the prior written consent of Foothill. Upon the occurrence and during the continuance of a Triggering Event, Foothill may elect to notify the financial intermediary to liquidate or transfer the securities entitlements in such Securities Account and remit the proceeds thereof to the Foothill Account.

5.  NEGATIVE COVENANTS.

          Each Guarantor covenants and agrees that until payment in full of the Secured Obligations, it will not, nor will it permit any of its Subsidiaries (other than any Unrestricted Subsidiary of Prandium) to, do any of the following without Foothill's prior written consent:

     5.1  Liens.  Create, incur, assume, or permit to exist, directly or
          -----
indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens and the pledge of the Pledged HGI Collateral pursuant to the Senior Secured Discount Note Agreement.

     5.2  [Intentionally omitted.]
           ---------------------

     5.3  [Intentionally omitted.]
           ---------------------

     5.4  Change Name.  Except on 30 days prior written notice to Foothill,
          -----------
change its name or FEIN.

     5.5  [Intentionally omitted.]
           ---------------------

     5.6  [Intentionally omitted.]
           ---------------------

     5.7  [Intentionally omitted.]
           ---------------------

     5.8  [Intentionally omitted.]
           ---------------------

     5.9  Change in Location of Chief Executive Office; Inventory and Equipment
          ---------------------------------------------------------------------
with Bailees.  Without thirty (30) days prior written notification to Foothill,
------------
relocate its chief executive office to a new location, unless, at the time of such written notification, it provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests and also provides to Foothill a landlord's waiver in form and substance satisfactory to Foothill. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Foothill's prior written consent.

6.  EVENTS OF DEFAULT.

          Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

     6.1  The occurrence of an Event of Default (as defined in the Loan
Agreement);

     6.2 If (a) any Guarantor fails or neglects to perform, keep, or observe, in any material respect, any term, provision, condition, covenant, or agreement contained in this Agreement or in the Guaranty, or in any other present or future Loan Document between such Guarantor and Foothill, and such failure continues for a period of 15 days from the date on which such Guarantor first had knowledge or reasonably should have had knowledge of such failure or neglect, or (b) such Guarantor fails or neglects to perform, keep, or observe, in any material respect, any other term, provision, condition, covenant, or agreement contained in this Agreement or in the Guaranty, or in any other present or future Loan Document between such Guarantor and Foothill, and Foothill, in its reasonable discretion, determines such failure or neglect is not capable of cure by such Guarantor within 15 days from the date on which such Guarantor first had knowledge or reasonably should have had knowledge of such failure or neglect.

     6.3  If there is a Material Adverse Collateral Change;

     6.4 (a) If a notice of lien, levy, or assessment is filed of record with respect to any of any Guarantor's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time hereafter to the United States becomes a lien, whether choate or otherwise, upon any of any Guarantor's properties or assets; or (b) if a notice of lien, levy, or assessment is filed of record for an amount in excess of $250,000 with respect to any of any Guarantor's properties or assets by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien for an amount in excess of $250,000, whether choate or otherwise, upon any of any Guarantor's properties or assets and, in any such case, such taxes or debts are not the subject of a Permitted Protest, and the lien, levy, or assessment is not released, discharged, or bonded against before the earlier of 30 days of the date it first arises or 5 days of the date when such property or asset is subject to being forfeited;

     6.5 If a judgment or other claim becomes a Lien upon any material portion of any Guarantor's properties or assets and the same is not released, discharged, bonded against, or stayed pending appeal before the earlier of 30 days of the date it first arises or 5 days of the date when such property or asset is subject to being forfeited;

     6.6 If there is a material default in any material agreement relating to Indebtedness to which any Guarantor is a party with one or more third Persons resulting in a right by such third Persons, irrespective of whether exercised, to accelerate the maturity of such Guarantor's obligations thereunder;

     6.7  [Intentionally omitted;]

     6.8 If any misstatement or misrepresentation exists now or hereafter in any written warranty, representation, statement, or report made pursuant to any of the Loan Documents to Foothill by any Guarantor or any officer, director, employee, or agent of any Guarantor (in the case of employees or agents who are not officers or directors, to the extent authorized by an officer or director to communicate or transact business with Foothill or who regularly communicate or transact business with Foothill), or if any such warranty or representation is withdrawn.

7.  FOOTHILL'S RIGHTS AND REMEDIES.

     7.1  Rights and Remedies.  Upon the occurrence and during the continuation
          -------------------
of an Event of Default, the security hereby constituted shall become enforceable and, in addition to all other rights and remedies available to Foothill as provided hereafter, Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Guarantors:

               (a) Proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Guarantied Obligations, without first proceeding against Borrower, or against any security or collateral for the Guarantied Obligations.

               (b) Without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guarantied Obligations (i) any indebtedness due or to become due from Foothill to any Guarantor and (ii) any moneys, credits or other property belonging to any Guarantor at any time held by or coming into the possession of Foothill.

               (c) May exercise in respect of the Collateral, in addition to other rights and remedies provided for herein and the Guaranty or otherwise available to it, all the rights and remedies available to it at law (including those of a secured party under the Code) or in equity.

               (d)   [Intentionally Omitted;]

               (e)   [Intentionally Omitted;]

               (f) Without notice or demand, make such payments and do such acts as Foothill considers reasonably necessary to protect its security interest in the Collateral. Each Guarantor agrees to assemble the Collateral if Foothill so requires, and to make the Collateral available to Foothill as Foothill may designate. Each Guarantor authorizes Foothill to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Foothill's reasonable determination appears to be prior or superior to its security interest and to pay all reasonable expenses incurred in connection therewith. With respect to any of any Guarantor's owned premises, such Guarantor hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty
(120) days in order to exercise any of Foothill's rights or remedies provided herein, at law, in equity, or otherwise;

               (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Foothill is hereby granted a license or other right to use, without charge, each Guarantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any Collateral, and each Guarantor's rights under all licenses and all franchise agreements shall inure to Foothill's benefit;

               (h) Sell all or any part of the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Guarantor's premises) as Foothill determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale. Foothill shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Guarantor, which right or equity is hereby waived or released by each Guarantor to the extent permitted by law.

               (i) Foothill shall give notice of the disposition of the Collateral as follows:

               (i) Foothill shall give each Guarantor and each holder of a security interest in the Collateral who has filed with Foothill a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

               (ii) The notice shall be personally delivered or mailed, postage prepaid, to each Guarantor as provided in Section 10, at least 10 days
                                                    ----------
          before the date fixed for the sale, or at least 10 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than any Guarantor claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Foothill;

               (iii) If the sale is to be a public sale, Foothill also shall give notice of the time and place by publishing a notice one time at least 10 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

               (j)  [Intentionally omitted;]

               (k)  [Intentionally omitted;]

               (l)  [Intentionally omitted;]

               (m)  [Intentionally omitted;]

               (n) Any deficiency which exists after disposition of the Collateral as provided above will be paid immediately by each Guarantor up to the maximum amount, if any, of such Guarantor's liability under the Guaranty. Any excess will be promptly returned to Prandium for the benefit of all Guarantors, without interest and subject to the rights of third parties, by Foothill.

Except as required by law, Foothill may take any or all of the foregoing action without demand, presentment, protest, advertisement or notice of any kind to or upon any Guarantor or any other person. Anything in this Agreement to the contrary notwithstanding, unless a Triggering Event has occurred and is continuing, Foothill shall not exercise any of its default remedies with respect to the Investment Property.

     7.2  Remedies Cumulative.  Foothill's rights and remedies under this
          -------------------
Agreement and the other Loan Documents shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

8.  TAXES AND EXPENSES REGARDING THE COLLATERAL.

          If any Guarantor fails to pay any monies (whether taxes, rents, assessments, insurance premiums, or otherwise) due to third persons or entities, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Foothill determines that such failure, by such Guarantor reasonably could be expected to have a material adverse effect on Foothill's interests in the Collateral, in its discretion and without prior notice to any Guarantor, Foothill may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in Borrower's loan account as Foothill reasonably deems necessary to protect Foothill from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in
Section 4.6 hereof insuring such Guarantor's ownership and use of the
-----------
Collateral, and take any action with respect to such policies as Foothill reasonably deems prudent. Any amounts paid or deposited by Foothill shall constitute Foothill Expenses, shall immediately become additional Secured Obligations, shall bear interest at the applicable rate described in the Loan Document, and shall be secured by the Collateral. Any payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance, or lien and the receipt of the usual official notice for the payment thereof shall for the purposes of this Agreement be conclusive evidence that the same was validly due and owing. Foothill shall use its best efforts to provide notice to Guarantor of any action taken by it under this Section 8.
                                                  ---------

9.  WAIVERS; INDEMNIFICATION.

     9.1  Demand; Protest; etc.  To the fullest extent permitted by applicable
          --------------------
law, each Guarantor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which such Guarantor may in any way be liable.

     9.2  Foothill's Liability for Collateral.  So long as Foothill complies
          -----------------------------------
with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person; and (e) risk of loss, damage, or destruction of the Collateral.

     9.3  Indemnification.  Each Guarantor agrees to defend, indemnify, save,
          ---------------
and hold Foothill and its officers, employees, and agents harmless against: (a) all demands, claims, and liabilities claimed or asserted by any other Person, and (b) all losses (including reasonable attorneys fees and disbursements) in any way suffered, incurred, or paid by Foothill as a result of or in any way arising out of, or related to transactions with Borrower or any Guarantor, under this Agreement and any other Loan Documents. No Guarantor shall have any obligation under this Section 9.3: (a) with respect to indemnification of any
                      -----------
liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of the indemnified person; (b) with respect to any settlement in excess of $250,000 made without such Guarantor's consent (which shall not be unreasonably withheld, conditioned, or delayed and which consent need not be obtained if FRI-MRD or Borrower is in default of its obligations under this Section 9.3); or (c) without such
                                      -----------
Guarantor's consent (which shall not be reasonably withheld, conditioned, or delayed), for the fees and disbursements of more than one separate firm of attorneys for all indemnified persons relative to an indemnification of any particular liability. This provision shall survive full and final payment in cash of the Secured Obligations and the termination of all commitments of Foothill to extend credit to Borrower or any Guarantor for a period of 2 years.

9.4  Waivers.
     -------

               (a) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Guarantor's right to make inquiry of Foothill to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any unmatured Event of Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Agreement) and demands to which such Guarantor might otherwise be entitled.

               (b) To the fullest extent permitted by applicable law, each Guarantor waives the right by statute or otherwise to require Foothill to institute suit against Borrower or to exhaust any rights and remedies which Foothill has or may have against Borrower. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally indefeasibly paid) of Borrower or by reason of the cessation from any cause (other than that the Obligations shall have been fully and finally indefeasibly paid) whatsoever of the liability of Borrower in respect thereof.

               (c) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any rights to assert against Foothill any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrower or any other party liable to Foothill on account of or with respect to the Obligations; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future sufficiency, validity, or enforceability of the Obligations; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Foothill including, to the extent applicable, the provisions of (S)(S) 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction;
(iv) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof.

               (d) To the fullest extent permitted by applicable law, each Guarantor hereby waives (i) any right of subrogation such Guarantor has or may have as against Borrower with respect to the Obligations, (ii) any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Obligations, and (iii) any right to proceed or to seek recourse against or with respect to any property or asset of Borrower. Each Guarantor hereby agrees that, in light of the waivers contained in this Section, such Guarantor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of Borrower, whether for purposes of the application of Sections 547 or 550 of the United States Bankruptcy Code or otherwise.

               (e) If any of the Secured Obligations at any time are secured by a mortgage or deed of trust upon real property, Foothill may elect, in its sole discretion, upon a default with respect to the Secured Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Agreement, without diminishing or affecting the liability of any Guarantor hereunder. Each Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Foothill nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or guarantors or sureties, and (b) absent the waiver given by such Guarantor herein, such an election might estop Foothill from enforcing this Agreement against such Guarantor. Understanding the foregoing, and understanding that such Guarantor is hereby relinquishing a defense to the enforceability of this Agreement, each Guarantor hereby waives any right to assert against Foothill any defense to the enforcement of this Agreement, whether denominated "estoppel" or otherwise, based on or arising from an election by Foothill nonjudicially to foreclose any such mortgage or deed of trust. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or guarantors or sureties. Each Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Guarantor's liability under this Agreement.

               (f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE (S)(S) 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2838, 2839, 2845, 2848, 2849, AND
2850, TO THE EXTENT APPLICABLE, CALIFORNIA CODE OF CIVIL PROCEDURE (S)(S) 580a, 580b, 580c, 580d, AND 726, AND, TO THE EXTENT APPLICABLE, CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

               (g) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY FOOTHILL, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A SECURED OBLIGATION, HAS DESTROYED SUCH GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE BORROWER BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

10.  NOTICES.

          All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Guaranty.

11.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT FOOTHILL'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE FOOTHILL ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.
                                              ----------

          EACH GUARANTOR AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND FOOTHILL REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12.  DESTRUCTION OF GUARANTORS' DOCUMENTS.

          All documents, schedules, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill four (4) months after they are delivered to or received by Foothill, unless any Guarantor requests, in writing, the return of said documents, schedules or other papers and makes arrangements, at such Guarantor's expense, for their return.

13. GENERAL PROVISIONS.

     13.1 Effectiveness.  This Agreement shall be binding and deemed effective
          -------------
upon the later of (a) the execution of this Agreement by Guarantors and Foothill and (b) the Closing Date.

     13.2 Successors and Assigns.  This Agreement shall bind and inure to the
          ----------------------
benefit of the respective successors and assigns of each of the parties; provided, however, that no Guarantor may assign this Agreement or any rights or duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Foothill shall release any Guarantor from its Secured Obligations. Foothill may assign this Agreement and its rights and duties hereunder in accordance with the Loan Agreement, and no consent or approval by any Guarantor is required in connection with any such assignment. In accordance with the Loan Agreement, Foothill reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder. In accordance with the Loan Agreement, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to any Guarantor or any Guarantor's business. To the extent that Foothill assigns its rights and obligations to a third Person in accordance with the Loan Agreement, Foothill thereafter shall be released from such assigned obligations to Guarantors and such assignment shall effect a novation among Guarantors and such third Person.

     13.3 Section Headings.  Headings and numbers have been set forth herein for
          ----------------
convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

     13.4 Interpretation.  Neither this Agreement nor any uncertainty or
          --------------
ambiguity herein shall be construed or resolved against Foothill or any Guarantor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

     13.5 Severability of Provisions.  Each provision of this Agreement shall be
          --------------------------
severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     13.6 Amendments in Writing.  This Agreement can only be amended by a
          ---------------------
writing signed by Foothill and Guarantors.

     13.7 Counterparts; Telefacsimile Execution.  This Agreement may be executed
          -------------------------------------
in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     13.8 Revival and Reinstatement of Obligations.  If the incurrence or
          ----------------------------------------
payment of the Secured Obligations by Borrower or the transfer by Borrower to Foothill of any property of Borrower should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of Guarantors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     13.9 Termination.  Upon the full and final payment in cash of the Secured
          -----------
Obligations and the termination of all commitments of Foothill to extend credit to Borrower or any Guarantor, Foothill shall promptly terminate and release its security interests in the Collateral, execute and deliver any necessary financing statement terminations or releases, and return to Guarantors any Collateral that was in the possession of Foothill, provided that, with respect to any loss or damage Foothill may incur as a result of dishonored checks or other items of payment received by Foothill and applied to the Secured Obligations, Foothill shall, at its option, (i) have received a written agreement, executed by Borrower or Guarantors (as required by Foothill in its sole discretion) and by any Person whose loans or other advances to Borrower or Guarantors are used in whole or in part to satisfy the Secured Obligations, indemnifying Foothill from any such loss or damage; or (ii) have retained such monetary reserves or Liens on the Collateral for such period of time as Foothill, in its reasonable discretion, may deem necessary to protect Foothill from any such loss or damage. All reasonable expenses incurred by Foothill in connection with the termination of the security interests granted to Foothill in connection with this agreement shall be the sole expense of Guarantors, jointly and severally.


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                                      -22-

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Los Angeles, California.


                                             FOOTHILL CAPITAL CORPORATION,
                                             a California corporation

                                             By:    /s/ Teresa Bolick
                                             Title: Vice President

                                             PRANDIUM, INC.,
                                             a Delaware corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Executive V.P. and CFO

                                             FRI-MRD CORPORATION,
                                             a Delaware corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: President

                                             FRI-ADMIN CORPORATION,
                                             a Delaware corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: President

                                             KOO KOO ROO, INC.,
                                             a Delaware corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             THE HAMLET GROUP, INC.,
                                             a California corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

Subsidiaries of Borrower                     CCMR OF TIMONIUM, INC.,
                                             a Delaware corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR OF MARYLAND, INC.,
                                             a Delaware corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CHI-CHI'S OF KANSAS, INC.,
                                             a Kansas corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CHI-CHI'S OF GREENBELT, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CHI-CHI'S FRANCHISE OPERATIONS
                                             CORPORATION,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR OF CANTONSVILLE, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR OF GREENBELT, INC.,
                                             a Kentucky corporation

                                             By:     /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR OF RITCHIE HIGHWAY, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CHI-CHI'S MANAGEMENT CORPORATION,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR OF CUMBERLAND, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR OF HARFORD COUNTY, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CHI-CHI'S OF SOUTH CAROLINA, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             MAINTENANCE SUPPORT GROUP, INC.,
                                             Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR OF FREDERICK, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR OF INNER HARBOR, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CHI-CHI'S OF WEST VIRGINIA, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR ADVERTISING AGENCY, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President

                                             CCMR OF GOLDEN RING, INC.,
                                             a Kentucky corporation

                                             By:    /s/ Robert T. Trebing, Jr.
                                             Title: Vice President